                                                                    EXHIBIT 23.2


                                           November 3, 2004


                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of Leucadia National Corporation of our report dated January 27, 2004 relating to the financial statements of Olympus Re Holdings, Ltd., which appear in Leucadia National Corporation's Annual Report on
Form 10-K for the year ended December 31, 2003.

                                         /s/ PricewaterhouseCoopers LLP
                                         ..................................
                                         CHARTERED ACCOUNTANTS